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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                   000-31149                     95-4040623
         ----------                   ---------                     ----------
(State or other jurisdiction of      (Commission                  (IRS Employer
incorporation or organization)      File Number)             Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                               90045-6438
            -----------------------                               ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition

On February 3, 2005, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter and fiscal year ended January 2, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

     Exhibit                             Description
     -------             -----------------------------------------------------
       99.1              Press Release dated February 3, 2005 entitled:
                         "California Pizza Kitchen Announces Financial Results
                         For The Fourth Quarter and Fiscal Year Ended January 2,
                         2005 And Reiterates Comfort with 2005 Guidance of $1.11 to $1.13."

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 3, 2005                California Pizza Kitchen, Inc.
                                a California corporation

                                   By: /s/ Richard L. Rosenfield
                                       -----------------------------------
                                       Co-Chairman of the Board, Co-Chief
                                       Executive Officer, Co-President and
                                       Director

                                   By: /s/ Larry S. Flax
                                       ----------------------------------
                                       Co-Chairman of the Board, Co-Chief
                                       Executive Officer, Co-President and
                                       Director

EXHIBIT INDEX

     Exhibit                              Description
     -------             -----------------------------------------------------
       99.1              Press Release dated February 3, 2005 entitled:
                         "California Pizza Kitchen Announces Financial Results
                         For The Fourth Quarter and Fiscal Year Ended January 2,
                         2005 And Reiterates Comfort with 2005 Guidance of $1.11 to $1.13."